                                                                    EXHIBIT 99.9


DEBTOR: CRUISE AMERICA TRAVEL, INCORPORATED          CASE NUMBER: 01-10966 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached April Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ NICHOLAS J. DAVISO
---------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: CRUISE AMERICA TRAVEL, INCORPORATED          CASE NUMBER: 01-10966 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to April Monthly Operating Report

  22-May-02                         Summary Of Bank And Investment Accounts                      Attachment 1
   3:19 PM                           Cruise America Travel, Incorporated
Summary                                     Case No: 01-10966 (EIK)                                 UNAUDITED
Cruise America Travel, Inc.                For Month Of April, 2002

                                          Balances
                             -----------------------------     Receipts &         Bank
                                 Opening          Closing      Disbursements      Statements      Account
Account                      As Of 4/01/02    As Of 4/30/02    Included           Included        Reconciled
-------                      -------------    -------------    -------------      ----------      ----------
No Bank Or Investment               NA               NA             NA               NA              NA
Accounts

  22-May-02                      Receipts & Disbursements           Attachment 2
   3:21 PM                 Cruise America Travel, Incorporated
Summary                          Case No: 01-10966 (EIK)
Cruise America Travel, Inc.      For Month Of April, 2002
Attach 2


       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

  22-May-02               Concentration & Investment Account Statements    Attachment 3
   3:22 PM                     Cruise America Travel, Incorporated
Summary                          Case No: 01-10966 (EIK)
Cruise America Travel, Inc.      For Month Of April, 2002
Attach 3


               No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                            Date: 22-MAY-02 13:32:05
INCOME STATEMENT - ATTACHMENT 4                 Page:   1
Current Period: APR-02

currency USD
Company=29 (CAT - DQSC)
                                                     PTD-Actual
                                                      30-Apr-02
                                                 -------------------
Revenue
Gross Revenue                                                  0.00
Allowances                                                     0.00
                                                 ------------------
Net Revenue                                                    0.00

Operating Expenses
Air                                                            0.00
Hotel                                                          0.00
Commissions                                                    0.00
Onboard Expenses                                               0.00
Passenger Expenses                                             0.00
Vessel Expenses                                                0.00
Layup/Drydock Expense                                          0.00
Vessel Insurance                                               0.00
                                                 ------------------
Total Operating Expenses                                       0.00

                                                 ------------------
Gross Profit                                                   0.00

SG&A Expenses
Sales & Marketing                                              0.00
Start-Up Costs                                                 0.00
                                                 ------------------
Total SG&A Expenses                                            0.00

                                                 ------------------
EBITDA                                                         0.00

Depreciation                                                   0.00

                                                 ------------------
Operating Income                                               0.00

Other Expense/(Income)
Interest Income                                                0.00
Equity in Earnings for Sub                                     0.00
Reorganization expenses                                        0.00
                                                 ------------------
Total Other Expense/(Income)                                   0.00

                                                 ------------------
Net Pretax Income/(Loss)                                       0.00

Income Tax Expense                                             0.00

                                                 ------------------
Net Income/(Loss)                                              0.00
                                                 ==================

AMCV US SET OF BOOKS                                              Date: 22-MAY-02 13:33:07
BALANCE SHEET - ATTACHMENT 5                                      Page:   1
Current Period: APR-02

currency USD
Company=29 (CAT - DQSC)
                                                 YTD-Actual          YTD-Actual
                                                 30-Apr-02            22-Oct-01
                                             -----------------   ------------------
ASSETS

Cash and Equivalent                                       0.00                 0.00

Restricted Cash                                           0.00                 0.00

Accounts Receivable                                     296.34            19,582.06

Inventories                                               0.00                 0.00

Prepaid Expenses                                    330,181.31           565,863.67

Other Current Assets                                      0.00                 0.00

                                             -----------------   ------------------
Total Current Assets                                330,477.65           585,445.73


Fixed Assets                                              0.00                 0.00

Accumulated Depreciation                                  0.00                 0.00

                                             -----------------   ------------------
Net Fixed Assets                                          0.00                 0.00


Net Goodwill                                              0.00                 0.00

Intercompany Due To/From                          4,862,688.56         4,474,118.72

Net Deferred Financing Fees                               0.00                 0.00

Net Investment in Subsidiaries                            0.00                 0.00

                                             -----------------   ------------------
Total Other Assets                                4,862,688.56         4,474,118.72

                                             -----------------   ------------------
Total Assets                                      5,193,166.21         5,059,564.45
                                             =================   ==================

AMCV US SET OF BOOKS                                              Date: 22-MAY-02 13:33:07
BALANCE SHEET - ATTACHMENT 5                                      Page:   2
Current Period: APR-02

currency USD
Company=29 (CAT - DQSC)
                                                 YTD-Actual          YTD-Actual
                                                 30-Apr-02            22-Oct-01
                                             -----------------   ------------------
LIABILITIES

Accounts Payable                                       (360.34)                0.00

Accrued Liabilities                                  20,824.21                 0.00

Deposits                                                  0.00                 0.00

                                             -----------------   ------------------
Total Current Liabilities                            20,463.87                 0.00


Long Term Debt                                            0.00                 0.00

Other Long Term Liabilities                       1,591,053.16         1,591,053.16

                                             -----------------   ------------------
Total Liabilities                                 1,611,517.03         1,591,053.16


Liabilities Subject to Compromise                         0.00             5,731.15


OWNER'S EQUITY

Common Stock                                              0.00                 0.00

Add'l Paid In Capital                                50,000.00            50,000.00

Current Net Income (Loss)                            (9,391.32)          591,526.60

Retained Earnings                                 3,541,040.50         2,821,253.54

                                             -----------------   ------------------
Total Owner's Equity                              3,581,649.18         3,462,780.14

                                             -----------------   ------------------
Total Liabilities & Equity                        5,193,166.21         5,059,564.45
                                             =================   ==================

Cruise America Travel, Incorporated                ATTACHMENT 6                  01-10966(JCA)
                                    Summary List of Due To/Due From Accounts
                                       For the Month Ended April 30, 2002


                                                          BEGINNING                                                ENDING
AFFILIATE NAME                           CASE NUMBER       BALANCE           DEBITS            CREDITS            BALANCE
American Classic Voyages Co.               01-10954       (103,377.71)              -                 -          (103,377.71)
AMCV Cruise Operations, Inc.               01-10967     (4,058,907.87)       1,268.20                 -        (4,057,639.67)
The Delta Queen Steamboat Co.              01-10970       (272,085.84)      14,901.45         52,567.00          (309,751.39)
Great AQ Steamboat, L.L.C.                 01-10960      3,165,198.27               -                 -         3,165,198.27
Great Pacific NW Cruise Line, L.L.C.       01-10977        674,733.24               -                 -           674,733.24
Great River Cruise Line, L.L.C.            01-10963      1,419,142.24               -                 -         1,419,142.24
Great Ocean Cruise Line, L.L.C.            01-10959      2,953,907.27               -                 -         2,953,907.27
Cruise America Travel, Incorporated        01-10966                 -       20,601.81         20,601.81                    -
Cape Cod Light, L.L.C.                     01-10962          2,706.08               -                 -             2,706.08
Cape May Light, L.L.C.                     01-10961      1,054,561.24               -                 -         1,054,561.24
Oceanic Ship Co.                           N/A               6,631.08               -                 -             6,631.08
Ocean Development Co.                      01-10972         15,996.19               -                 -            15,996.19
American Hawaii Properties Corporation     01-10976          1,126.92               -                 -             1,126.92
Great Independence Ship Co.                01-10969         16,321.27               -                 -            16,321.27
CAT II, Inc.                               01-10968         23,133.53               -                 -            23,133.53
                                                        ---------------------------------------------------------------------
                                                         4,899,085.91       36,771.46         73,168.81         4,862,688.56
                                                        =====================================================================

CRUISE AMERICA TRAVEL, INC.                               CASE #:  01-10966(JCA)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING







DETAIL:                                      0-30 DAYS    31-60 DAYS     61-90 DAYS      91-DAYS       TOTAL

Paymentech Credit Card Processor                                                                            0
American Express Credit Card Processor                                                                      0
Discover Credit Card Processor                                                                              0
Diners Credit Card Processor                                                                                0
Travel Agents                                                296.34                                    296.34

Total                                             0          296.34           0                 0      296.34


                                                                   ATTACHMENT #7

                       Cruise America Travel, Incorporated
                                 01-10966 (JCA)




                             Accounts Payable Detail
                              As of April 30, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR: CRUISE AMERICA TRAVEL, INCORPORATED          CASE NUMBER: 01-10966 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO APRIL MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

2. A portion of prepaid expenses represent pre-petition pre-paid airline tickets. Amounts representing liabilities to airlines for airline tickets and contained in "liabilities subject to compromise" may be setoff by pre-paid airline tickets.